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                                                                  Exhibit 10.9.1


                           TRANSFER AGENT INSTRUCTIONS


Ladies and Gentlemen:

         Reference is made to that certain Secured Convertible Debenture Purchase Agreement (the "Purchase Agreement") among Digital Descriptor Systems, Inc., a Delaware corporation (the "Company"), and the buyers named therein (the "Holders") pursuant to which the Company is issuing to the Holders its 12% Secured Convertible Debentures due December [ ], 2001 (the "Debentures"), and certain Common Stock purchase warrants (the "Warrants") which shall be convertible and exercisable, respectively, into shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"). The shares of Common Stock issuable upon conversion of the Debentures and payment of interest thereon and exercise of the Warrants, are collectively referred to herein as "Underlying Shares. " The number of Underlying Shares to be reserved for this transaction are approximately 7,500,000.

         This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent for the Company with respect to its Common Stock at such time) to issue Underlying Shares from time to time upon notice from the Company to issue such Underlying Shares. Such notice shall be signed by two officers of the Company. So long as you have previously received
(x) an opinion of the Company's outside counsel substantially in the form of
Exhibit I attached hereto (which the Company shall direct be delivered to you by such outside counsel upon the effectiveness of the registration statement covering resales of Underlying Shares) stating that a registration statement covering resales of Underlying Shares has been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that Underlying Shares may be issued (or reissued if they have been issued at a time when there was not such an effective registration statement) or resold without any restrictive legend (the "Opinion") and (y) a copy of such registration statement, then certificates representing Underlying Shares shall not bear any legend restricting transfer of Underlying Shares thereby and should not be subject to any stop-transfer restriction. Provided, however, that if you have not previously received a copy of the Opinion and such registration statement, then the certificates representing Underlying Shares shall bear the following legend:

         THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.
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and, provided, further, that the Company may, from time to time, notify you to place stop-transfer restrictions on the certificates for Underlying Shares in the event, but only in the event, a registration statement covering Underlying Shares is subject to amendment for events then current.

         Please be advised that the Holders have relied upon this instruction letter as an inducement to enter into the Purchase Agreement and, accordingly, the Holders are a third party beneficiary to these instructions.

         Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.


                                        Very truly yours,

                                        DIGITAL DESCRIPTOR SYSTEMS, INC.



                                        /s/Michael J. Pellegrino
                                        --------------------------
                                        Name:  Michael J. Pellegrino
                                        Title: Chief Financial Officer




ACKNOWLEDGED AND AGREED:


/s/ R. Berkhammer
-----------------
Name: R. Berkhammer
Title: Vice President

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